Exhibit 99.1

Atomera Provides First Quarter 2023 Results

LOS GATOS, Calif. April 26, 2023 Atomera Incorporated (NASDAQ: ATOM), a semiconductor materials and technology licensing company, today provided a corporate update and announced financial results for the first quarter ended March 31, 2023.

Recent Company Highlights

•	Executed definitive commercial license with STMicroelectronics
•	Developing promising new technology for the higher voltage power market
•	Joined American Semiconductor Innovation Coalition (ASIC)

Management Commentary

“The new commercial license agreement demonstrates Atomera is moving toward production, and we believe MST will become increasingly utilized among leading semiconductor manufacturers,” said Scott Bibaud, President and CEO. “The industry’s current period of investment in new technology is benefitting us as we showcase MST’s improvements over standard silicon to the customers in our pipeline. Our focus is to convert existing engagements to more license agreements.”

Financial Results

The Company incurred a net loss of ($5.0) million, or ($0.21) per basic and diluted share in the first quarter of 2023, compared to a net loss of ($4.1) million, or ($0.18) per basic and diluted share, for the first quarter of 2022. Adjusted EBITDA (a non-GAAP financial measure) in the first quarter of 2023 was a loss of ($4.2) million compared to an adjusted EBITDA loss of ($3.3) million in the first quarter of 2022.

The Company had $17.1 million in cash, cash equivalents and short-term investments as of March 31, 2023, compared to $21.2 million as of December 31, 2022.

The total number of shares outstanding was 24.3 million as of March 31, 2023.

First Quarter 2023 Results Webinar

Atomera will host a live video webinar today to discuss its financial results and recent progress.

Date: Wednesday, April 26, 2023

Time: 2:00 p.m. PT (5:00 p.m. ET)

Webcast: Accessible at https://ir.atomera.com

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Note about Non-GAAP Financial Measures

In addition to the unaudited results presented in accordance with generally accepted accounting principles, or GAAP, in this press release, Atomera presents adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA is determined by taking net loss and eliminating the impacts of interest, depreciation, amortization and stock-based compensation. Our definition of adjusted EBITDA may not be comparable to the definitions of similarly-titled measures used by other companies. We believe that this non-GAAP financial measure, viewed in addition to and not in lieu of our reported GAAP results, provides useful information to investors by providing a more focused measure of operating results. This metric is used as part of the Company's internal reporting to evaluate its operations and the performance of senior management. A table reconciling this measure to the comparable GAAP measure is available in the accompanying financial tables below.

About Atomera Incorporated

Atomera Incorporated is a semiconductor materials and technology licensing company focused on deploying its proprietary, silicon-proven technology into the semiconductor industry. Atomera has developed Mears Silicon Technology™ (MST®), which increases performance and power efficiency in semiconductor transistors. MST can be implemented using equipment already deployed in semiconductor manufacturing facilities and is complementary to other nano-scaling technologies already in the semiconductor industry roadmap. More information can be found at www.atomera.com

Safe Harbor

This press release contains forward-looking statements concerning Atomera Incorporated, including statements regarding the prospects for the semiconductor industry generally and the ability of our MST technology to significantly improve semiconductor performance. Those forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially. Among those factors are: (1) the fact that, to date, we have only recognized minimal engineering services and licensing revenues and we have not yet commenced principal revenue producing operations, thus subjecting us to all of the risks inherent in an early-stage enterprise; (2) the risk that STMicroelectronics does not proceed with MST in its manufacturing process or does not take MST-enabled products to market, (3) risks related to our ability to successfully complete the milestones in our joint development agreements or, even if successfully completed, to reach a commercial distribution license with our JDA customers; (4) risks related to our ability to advance licensing arrangements with our integration licensees to royalty-based manufacturing and distribution licenses or our ability to add other licensees; (5) risks related to our ability to raise sufficient capital, as and when needed, to pursue the further development, licensing and commercialization of our MST technology; (6) our ability to protect our proprietary technology, trade secrets and know-how and (7) those other risks disclosed in the section "Risk Factors" included in our Annual Report on Form 10-K filed with the SEC on February 15, 2023. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake, and specifically disclaim any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

-- Financial Tables Follow –

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Atomera Incorporated

Condensed Balance Sheets

(in thousands, except per share data)

	March 31,	December 31,
	2023	2022
	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$12,118	$21,184
Short-term investments	4,934	–
Prepaid expenses and other current assets	303	418
Total current assets	17,355	21,602

Property and equipment, net	153	158
Long-term prepaid maintenance and supplies	91	91
Security deposit	14	14
Operating lease right-of-use asset	648	700
Financing lease right-of-use-asset	3,874	4,164

Total assets	$22,135	$26,729

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$423	$397
Accrued expenses	242	173
Accrued payroll related expenses	292	967
Current operating lease liability	247	245
Current financing lease liability	1,240	1,126
Total current liabilities	2,444	2,908

Long-term operating lease liability	475	521
Long-term financing lease liability	2,683	2,986

Total liabilities	5,602	6,415

Commitments and contingencies	–	–

Stockholders’ equity:
Preferred stock $0.001 par value, authorized 2,500 shares; none issued and outstanding at March 31, 2023 and December 31, 2022	–	–
Common stock: $0.001 par value, authorized 47,500 shares; 24,330 and 23,973 shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively	24	24
Additional paid-in capital	204,825	203,585
Other comprehensive income (loss)	(2)	–
Accumulated deficit	(188,314)	(183,295)
Total stockholders’ equity	16,533	20,314
Total liabilities and stockholders’ equity	$22,135	$26,729

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Atomera Incorporated

Condensed Statements of Operations

(in thousands, except per share data)

	Three Months Ended
	March 31,	December 31,	March 31,
	2023	2022	2022
	(Unaudited)	(Unaudited)	(Unaudited)
Revenue	$–	$5	$375
Cost of revenue	–	–	81
Gross margin	–	5	294

Operating expenses
Research and development	3,036	2,523	2,339
General and administrative	1,742	1,559	1,648
Selling and marketing	389	329	325
Total operating expenses	5,167	4,411	4,312

Loss from operations	(5,167)	(4,406)	(4,018)

Other income (expense)
Interest income	199	189	3
Interest expense	(53)	(55)	(71)
Other income (expense), net	2	–	–
Total other income (expense), net	148	134	(68)

Net loss	$(5,019)	$(4,272)	$(4,086)

Net loss per common share, basic	$(0.21)	$(0.18)	$(0.18)
Net loss per common share, diluted	$(0.21)	$(0.18)	$(0.18)

Weighted average number of common shares outstanding, basic	23,660	23,538	22,853
Weighted average number of common shares outstanding, diluted	23,660	23,538	22,853

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Atomera Incorporated

Reconciliation to Non-GAAP EBITDA

(Unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,
	2023	2022	2022
Net loss (GAAP)	$(5,019)	$(4,272)	$(4,086)
Depreciation and amortization	20	19	20
Stock-based compensation	927	893	726
Interest income	(199)	(189)	(3)
Interest expense	53	55	71
Net loss non-GAAP EBITDA	$(4,218)	$(3,494)	$(3,272)

Investor Contact:

Bishop IR

Mike Bishop

(415) 894-9633

investor@atomera.com

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